As filed with the Securities and Exchange Commission on April 16, 2004

Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

MARATHON CAPITAL FINANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)

461 Fifth Avenue, 10th Floor
New York, NY 10017
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (212) 381-4470

Bruce J. Richards
Chief Executive Officer, President and Chairman
c/o Marathon Capital Finance Corporation
461 Fifth Avenue, 10th Floor
New York, NY 10017

(Name and Address of Agent for Service)

Copies of information to:

Steven B. Boehm Cynthia M. Krus Sutherland Asbill & Brennan LLP 1275 Pennsylvania Ave., N.W. Washington, D.C. 20004 (202) 383-0100	Lisa L. Jacobs Thomas J. Friedmann Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069 (212) 848-4000

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this Registration Statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:
☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed Maximum	Amount of
	Amount Being	Maximum Offering	Aggregate Offering	Registration
Title of Securities Being Registered	Registered (1)	Price Per Unit	Price (2)	Fee
Common Stock, $0.001 par value per share		$	$200,000,000	$25,340

(1)	Includes the underwriters’ over-allotment option.

(2)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

Subject to completion, dated      , 2004

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

     shares

MARATHON CAPITAL FINANCE CORPORATION

Common Shares

Marathon Capital Finance Corporation is a newly organized, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation primarily from investing in debt and debt-like instruments. We will seek to achieve our investment objective by providing customized financing solutions to small and middle market companies.

We will be managed by Marathon Asset Management, L.L.C., one of the premier fixed income investment managers with a core competency in credit-sensitive, fixed income investing. Marathon Administration, L.L.C. will provide the administrative services necessary for us to operate.

Because we are newly organized, our shares have no history of public trading. We intend to apply to have our common stock approved for quotation on The Nasdaq National Market.

	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us (1)	$	$

(1)	We estimate that we will incur approximately $ in expenses in connection with this offering.

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, in “Risk Factors” beginning on page 10 of this prospectus. This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters will reserve up to          shares for sale, directly or indirectly, to our directors and employees and certain other parties related to Marathon Asset Management, LLC. The underwriters may also purchase up to an additional                      shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the public offering price will be $           , the total sales load will be $           and total proceeds, before expenses, will be $           .

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about           , 2004.

JPMorgan

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.

Through and including      , 2004 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Prospectus summary

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Marathon Capital” refer to Marathon Capital Finance Corporation; “Marathon Asset Management” or “investment adviser” refers to Marathon Asset Management, L.L.C.; “Marathon Administration” refers to Marathon Asset Administration, L.L.C.; and “Marathon” refers to Marathon Asset Management and its affiliated entities.

Marathon Capital Finance Corporation

Marathon Capital Finance Corporation is a newly organized, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation primarily from investing in debt and debt-like instruments. We will seek to achieve our investment objective by providing customized financing solutions to small and middle market companies.

Marathon Capital intends to provide loans and leases to small and medium sized businesses, which we define as companies with revenues of up to $1 billion. Our primary focus will be to generate stable and sustainable cash flows through investments in senior and subordinated loans, leases, and debt-like instruments including, but not limited to, convertible bonds, preferred stock, asset-backed securities and other hybrid securities. Through careful portfolio selection and diversification, we believe that we can provide quality earnings and reduce the volatility of results typically associated with large credit exposures. We believe that the size and growth characteristics of the small and middle market segment of the U.S. economy offers an attractive investment environment.

We plan to provide a range of financing to small and medium size businesses across a wide range of industries, including, but not limited to: manufacturing, retailing, transportation, aerospace, construction, technology, communication, and various service-related industries. We expect to make loan and lease investments of up to $20 million, although the size of these investments may vary proportionately with the size of our capital base. Consistent with our investment adviser’s historic fixed income credit experience, we expect that the majority of our assets will be comprised of senior and subordinated cash flow loans, full payout leases, asset-based loans and mezzanine loans. For a description of the characteristics of these investment instruments, see “Business—Investment Structure.” These loans and leases may include equity interests such as options or warrants that are received as a result of our lending activities

We may invest up to 30% of our portfolio in special situations and opportunistic investments with the intent of generating enhanced returns to our shareholders. Such special situations and opportunistic investments may include, among other things, bank debt, high yield debt and convertible debt. In addition, we may invest in asset-backed securities, mortgage backed securities, real estate, distressed debt, leases and other investments.

We anticipate our investments will be originated and sourced through our access to Marathon Asset Management’s existing investment origination channels. Marathon Asset Management and its employees have relationships with investment banks, management consultants, commercial banks, finance companies, private equity funds, equipment vendors, leasing companies and numerous other financial intermediaries. Financial institutions have sought, and may continue to seek, to partner with Marathon Asset Management for assistance in structuring attractive financing alternatives for their clients or to manage their own risk positions. In addition, we expect to explore the origination and sourcing of investments through other origination channels.

About Marathon Asset Management

Marathon Asset Management, L.L.C., our investment adviser, is one of the premier fixed income investment managers with a core competency in credit-sensitive, fixed income investing. Since its inception in 1998, Marathon Asset Management has been led by Bruce J. Richards and Louis T. Hanover, its co-founders. Marathon Asset Management is a recognized leader in fixed income investing and currently manages approximately $3 billion in capital and approximately $7 billion in assets. Marathon Asset Management currently has 51 employees, 37 of whom are investment professionals. The Marathon Asset Management team, supported by its extensive credit research, seeks to provide investors with attractive returns while minimizing the risk of capital loss throughout economic cycles.

Marathon Asset Management believes that its active participation and strong reputation in the debt markets will enable it to attract a valuable flow of information and investment opportunities for us. Marathon Asset Management’s relationships with investment banks, management consultants, commercial banks, finance companies, private equity funds, equipment vendors, leasing companies and numerous other financial intermediaries should provide a steady stream of debt and lease investment opportunities for us.

Marathon Asset Management is an investment adviser registered with the SEC, an investment adviser registered with the U.K. Financial Services Authority, and a Commodity Pool Operator and a Commodity Trading Advisor registered with the U.S. Commodity Futures Trading Commission and National Futures Association. Marathon Asset Management has traditionally focused on investing in fixed income securities taking an opportunistic approach to identify value that exists in the debt and debt-like markets.

Market opportunity

We plan to focus on investing in small and middle-market businesses with annual revenues below $1 billion because we believe that this segment of the U.S. economy offers a substantial number of investment opportunities, has good growth characteristics and is generally underserved by traditional lenders.

•	Marathon Capital believes that the market for lending to small and middle market companies is increasingly underserved by traditional financing sources. Potential sources of financing for small and medium sized businesses have been reduced over the years due to the consolidation of U.S. financial services companies. For example, between 1990 and September 2003, the broad-based consolidation in the U.S. financial services industry reduced the number of FDIC-insured financial institutions from approximately 15,000 to 9,000. We believe that these larger, consolidated financial service companies favor lending to large companies and committing their capital to large capital market transactions. As a result of these factors, we believe small and middle market companies are underserved by traditional financing sources.

•	We also believe that commercial lenders have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe commercial lenders have continued to tighten lending standards in recent years. According to an April 2003 study by the Board of Governors of the Federal Reserve System, the number of banks tightening lending standards for commercial and industrial loans has exceeded the number of banks easing lending standards every quarter since September 30, 1998. We believe this trend has further reduced the financial options and the amount of capital available to small and middle-market companies from traditional commercial lenders because these companies have traditionally had difficulty meeting these tighter credit standards.

•	At the same time, we believe that small and middle market companies have faced increasing difficulty in raising debt through the capital markets. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to almost $185 million in 2003 and, in 2003, fewer than 7% of the high-yield issues raised less than $100 million.

Competitive advantages

We believe that we have the following competitive advantages over other capital providers to small and middle-market companies:

Management expertise

Bruce J. Richards and Louis T. Hanover, the co-founders and managing members of Marathon Asset Management have been involved in all aspects of Marathon Asset Management’s investment activities, including serving as members of its investment committee. Messrs. Richards and Hanover will have principal management responsibility for Marathon Capital.

We will have access to the resources and expertise of Marathon Asset Management’s investment professionals, who possess a broad range of transactional, financial, managerial and investment skills, and will be supported by Marathon Asset Management’s infrastructure. Marathon Asset Management has 51 employees, 37 of whom are investment professionals. Each Marathon Asset Management investment professional has an average of approximately 10 years of experience. In addition, we expect that Marathon Asset Management will hire additional investment professionals.

As a result of the Marathon Asset Management investment professionals’ extensive fixed income investment experience, we believe that Marathon Asset Management and its senior members have developed a strong reputation in the capital markets. We believe that this experience, investing in debt and debt-like instruments and managing investments in companies, will afford Marathon Capital a competitive advantage in identifying and investing in small and middle market companies.

Transaction sourcing through the Marathon Asset Management investment professionals

We will source various transaction opportunities through the employees of Marathon Asset Management who are primarily responsible for Marathon Capital. In addition, we expect that we will also source transaction opportunities through other Marathon Asset Management investment professionals who currently handle investment and financing opportunities for other investment vehicles managed by Marathon Asset Management. These professionals have established relationships with investment banks, management consultants, commercial banks, finance companies, private equity funds, equipment vendors, leasing companies and numerous other financial intermediaries. We believe that Marathon Asset Management’s reputation in the financial markets will enable us to attract investments to Marathon Capital with favorable risk/reward characteristics. As a result of the extensive investment and capital market experience of Marathon Asset Management’s investment professionals, we believe that Marathon Capital will have a competitive advantage in sourcing and structuring investments in targeted portfolio companies.

Disciplined investment philosophy with a focus on preservation of capital

To minimize the risks of our investments, we plan to take a bottom-up credit approach to underwriting transactions with the first consideration being preservation of capital. We believe that preservation of capital is achieved through a combination of credit analysis, portfolio diversification and active risk management. Marathon Capital intends to employ a defensive approach by emphasizing risk controls through:

•	undertaking comprehensive credit analysis;

•	careful portfolio construction with an emphasis on diversification;

•	regular monitoring by individual analysts of our portfolio companies and the industries in which they operate; and

•	active portfolio management with the purpose of managing both positive and negative credit events.

Broad-based knowledge over a wide variety of industries

We intend to construct a portfolio by opportunistically investing over a wide range of industries. Marathon Asset Management’s investment professionals historically have managed diverse portfolios and have strategically taken advantage of opportunities presented by various industry sectors. As of December 31, 2003, Marathon Asset Management held approximately 1,200 separate investments through its affiliated funds in a wide range of industries. In the process of acquiring these investments, the Marathon Asset Management investment professionals have developed long-term relationships with management teams, research analysts and management consultants in these industries. We believe that the broad-based experience that Marathon Asset Management’s investment professionals have developed over the last two decades coupled with Marathon Asset Management’s proprietary research capabilities should enable us to identify attractive investment opportunities through various economic cycles.

Flexible transaction structuring

We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we will have more flexibility in selecting and structuring investments. We plan to offer customized and highly structured loans that are designed to meet the individual needs of each borrower. We believe this flexible and customer service-based style of lending will meet the needs of companies in our target markets and will produce investments that offer attractive risk adjusted returns on capital. We believe an opportunity exists in the market for business development companies such as Marathon Capital to provide flexible forms of financing that are not typically offered by the traditional banking industry. This flexibility should enable Marathon Asset Management’s investment professionals to identify investments with favorable dynamics as well as position Marathon Capital to take advantage of opportunities caused by dislocations in the financial markets.

Marathon relationships

Through our investment adviser, we expect to have access to Marathon’s various debt investment origination channels and debt investment management, portfolio construction and trading expertise. These origination channels have historically generated debt investment opportunities which we believe may be attractive to us. Some of these origination channels are:

•	Finance Companies and Investment and Commercial Banks – Marathon has relationships with many finance companies and investment and commercial banks from whom they regularly originate debt investments and obtain critical market information to factor into their investment decisions. These institutions frequently seek to partner with Marathon for assistance in structuring attractive financing alternatives for their clients or to manage their own risk positions.

•	Product Manufacturers, Vendors, Resellers and Leasing Consultants – Marathon and its employees have relationships with multiple transaction sources from whom they have originated loan and lease investment opportunities. These sources represent a broad range of products and service a wide range of industries. Marathon maintains an ongoing dialogue with these manufacturers, vendors and their intermediaries to assist them in growing their customer base and driving their incremental sales by offering financing to their customers.

•	Small and Middle Market Private Equity Funds – Marathon has relationships with various small and middle market private equity funds who frequently work with Marathon Asset Management to structure mezzanine and senior loan financing to assist with company acquisitions, recapitalizations, or refinancings.

Longer investment horizon with attractive publicly-traded model

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that invested capital, together with any capital gains on such investment, can only be invested once and must be returned to investors after a pre-agreed period. We believe that the ability of Marathon Capital to make investments without the capital return requirements of traditional private investment vehicles may provide us with the opportunity to generate greater returns on invested capital by being able to invest in less liquid, longer term investments. In addition, our perpetual corporate existence will enable us to be a better long-term partner for our portfolio companies than a traditional private equity or venture capital fund, which typically has a limited life.

Operating and regulatory structure

Our investment activities will be managed by Marathon Asset Management and supervised by our board of directors, a majority of whom will be independent of Marathon and its affiliates. Marathon Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory and management agreement, we will agree to pay Marathon Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment advisory and management agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we are required to invest at least 70% of our total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We expect to borrow funds in order to make investments. We expect to use this practice, which is known as “leverage,” to attempt to increase our returns, but it involves significant additional risk. See “Risk Factors – Risks Relating To Our Business And Structure – If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.” We may also securitize our loans and reinvest the proceeds in other investments. We intend to elect to be regulated for federal income tax purposes as a regulated investment company, or a RIC, under

Subchapter M of the Internal Revenue Code of 1986, or the “Code.” See “Material U.S. federal income tax considerations.”

Our corporate information

Our executive offices are located at 461 Fifth Avenue, 10th Floor, New York, NY, 10017, telephone number (212) 381-4470.

The offering

Common stock offered by us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to shares of common stock for sale, directly or indirectly, to our directors and employees and certain other parties related to Marathon Asset Management.

Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within one year, depending on the availability of appropriate investment opportunities consistent with our investment objective and other market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of proceeds.”

Dividends	We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors.

Taxation	We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status and obtain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Dividends.”

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend reinvestment plan.”

Proposed Nasdaq National Market quotation	We intend to apply to have our common stock approved for quotation on The Nasdaq National Market.

Trading	Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Anti-takeover provisions	Our board of directors will be divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of our capital stock.”

Risk factors	See “Risk factors” beginning on page 10 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Management arrangements	Marathon Asset Management will serve as our investment adviser. Marathon Administration will serve as our administrator. We will enter into a license agreement with Marathon Asset Management, pursuant to which Marathon Asset Management will agree to grant us a non-exclusive license to use the name “Marathon.” For a description of Marathon Asset Management, Marathon Administration, Marathon and our contractual arrangements with these companies, see “Management—Investment advisory and management agreement,” “—Administration agreement” and “—License agreement.”

Available information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at http://www.sec.gov.

Fees and expenses

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Marathon Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Marathon Capital.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)%		(1)
Offering expenses borne by us (as a percentage of offering price)%		(2)
Dividend reinvestment plan expenses	None (3)

Total stockholder transaction expenses (as a percentage of offering price)%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	1.75	%(4)
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)%		(5)
Interest payments on borrowed funds	None (6)
Other expenses	%	(7)

Total annual expenses (estimated)%		(4)(7)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $ .

(3)	The expenses of the dividend reinvestment plan are included in “expenses.”

(4)	Our management fee is based on our gross assets. For the first six months after completion of this offering, Marathon Asset Management intends to rebate to us a portion of the management fee payable by us under the investment advisory and management agreement because Marathon Asset Management does not believe it is appropriate to earn the full management fee before it is able to invest a significant portion of the net proceeds from this offering. The following table sets forth the amount that Marathon Asset Management intends to rebate to us and the effect on the management fee.

Management Fee and Rebate Schedule

							Month 7 and
	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	thereafter
Management fee	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
Rebate to us	1.50%	1.25%	1.00%	0.75%	0.50%	0.25%	0%
Net fee payable by us	0.25%	0.50%	0.75%	1.00%	1.25%	1.50%	1.75%

(5)	The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch-up” provision measured as of the end of each calendar quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see “Management—Investment advisory and management agreement.”

(6)	We plan to use leverage to fund investments in the future and, as a result, we will be required to service such debt. Assuming we borrowed for investment purposes an amount equal to % of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is %, our total annual expenses (estimated) would be as follows:

Management fees	1.75%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)%
Interest payments on borrowed funds	%
Other expenses	%

Total annual expenses (estimated)%

(7)	Includes estimated organizational expenses of $ (which are non-recurring) and our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Marathon Administration in performing its obligations under the administration agreement. See “Management—Administration agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend reinvestment plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

Risk factors

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks relating to our business and structure

We are a new company with no operating history.

We were incorporated in April 2004 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it will take us up to one year to invest substantially all of the net proceeds of this offering. During this period, we may earn yields on our investments that are substantially lower than the income that we anticipate receiving once we have fully invested the net proceeds from this offering. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when the net proceeds from this offering are fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

Our investment adviser and its senior management have no experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our investment adviser’s and its senior management’s lack of experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our objective. In addition, even though the investment professionals of Marathon Asset Management intend to apply the investment philosophy and techniques used in their other investment vehicles, our investment strategies and regulatory requirements may differ from those other investment vehicles that are managed by Marathon Asset Management’s investment professionals. Investors in Marathon Capital are not acquiring an interest in other Marathon investment vehicles. We can offer no assurance that Marathon Capital will replicate Marathon Asset Management’s historical results, and we caution you that our investment returns could be substantially lower than the returns achieved by other investment vehicles managed by Marathon Asset Management.

We are dependent upon Marathon Asset Management’s senior management and investment professionals for our future success.

We will depend on the expertise, business acumen and business relationships of the senior management of Marathon Asset Management, including Messrs. Bruce Richards and Louis Hanover. For a description of the senior management team, see “Management.” We will also depend, to a significant extent, on the information and deal flow generated by Marathon Asset Management’s investment professionals in the course of their investment and portfolio management activities. Our future success will depend on the continued service of the senior management team of Marathon Asset Management. The departure of any of the senior managers or of a significant number of the investment professionals of Marathon Asset Management could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Marathon Asset Management will remain our investment adviser.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to manage our growth. Rapid growth may hinder our ability to identify, monitor and manage investments that meet our investment criteria.

The senior management team of Marathon Asset Management will have substantial responsibilities under the investment advisory and management agreement, as well as in connection with their roles as officers of other Marathon funds. These demands on their time may distract them or slow the rate of investment. In order to grow, we and Marathon Asset Management will need to hire, train, supervise and manage new employees. Marathon Asset Management may not be able to manage our investments in an efficient and cost effective manner. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make in small and middle market companies. We will compete with public and private funds, commercial and investment banks, other business development companies and commercial financing companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code and obtain RIC tax treatment, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, in order to obtain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax. See “Material U.S. federal income tax considerations—Taxation as a RIC.”

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We intend to issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our and our stockholders best interests, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings.

In addition to issuing securities to raise capital as described above, we expect to seek to securitize our loans to generate cash for funding new investments. To securitize loans, we expect to create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.

Borrowings, also known as leverage, to fund our investments magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our common stock. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of consolidated interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, no more than 200%. If this ratio declines below 200%, we may not be able to incur additional debt and/or may need to sell a portion of our investments to repay some debt when it is potentially disadvantageous to do so, and we may not be able to pay dividends on our common stock.

If we use debt to finance our investments, we will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

Our affiliations may limit investment opportunities in portfolio companies.

The 1940 Act restricts joint transactions with, and transactions between, us and any of our affiliates, including our investment adviser, affiliates of our investment adviser and our officers, directors employees and principal stockholders. In many cases, the 1940 Act prohibits joint transactions with, and transactions between, such persons and ourselves unless we first apply for and obtain an exemptive order from the SEC. As a result, the requirements of the 1940 Act could result in circumstances which would require the SEC’s approval in advance of proposed transactions by us in portfolio companies. Delays and costs in obtaining necessary approvals may decrease or even eliminate any profitability of such transactions or make it impracticable or inadvisable to consummate such transactions.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors will utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to sell an investment in a portfolio company to the extent that we or an affiliated manager of Marathon has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, and the partners of our investment adviser, Marathon Asset Management, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Richards, our Chief Executive Officer, President and Chairman and a senior partner of Marathon Asset Management, is and, following this offering, will continue to have responsibilities for other Marathon investment funds. In addition, Mr. Hanover, our Chief Investment Officer, Director, and a managing partner of Marathon Asset Management, is and, following this offering, will continue to be Chief Investment Officer and to have responsibilities for other Marathon Asset Management investment funds. Moreover, we note that, notwithstanding the difference in principal investment objectives between Marathon Capital and other Marathon funds, such other Marathon sponsored funds, including new affiliated potential pooled investment vehicles or managed accounts not yet established, have and may from time to time have overlapping investment objectives with those of Marathon Capital and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by Marathon Capital. As a result, the partners of Marathon Asset Management will face conflicts in the allocation of investment opportunities to other Marathon funds. Although Marathon Asset Management will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Marathon Asset Management. When the investment professionals of Marathon Asset Management identify an investment, they will be forced to choose which investment fund should make the investment.

In the course of our investing activities, we will pay management and incentive fees to Marathon Asset Management, and will reimburse Marathon Asset Management for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of Marathon Asset Management has interests that differ from those of our stockholders, giving rise to a conflict.

Marathon Asset Management will receive a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the investment adviser. To the extent we or Marathon Asset Management are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide Marathon Asset Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

We have entered into a royalty-free license agreement with Marathon Asset Management, pursuant to which Marathon Asset Management has agreed to grant us a non-exclusive license to use the name “Marathon.” Under the license agreement, we will have the right to use the “Marathon” name for so long as Marathon Asset Management or one of its affiliates remains our investment adviser. In addition, we will rent office space from Marathon Administration, an affiliate of Marathon Asset Management, and pay Marathon Administration our allocable portion of overhead and other expenses incurred by Marathon Administration in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs, which will create conflicts of interest that our board of directors must monitor.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Risks related to our investments

We may not realize gains from our equity investments.

We may acquire warrants or other equity securities in connection with some of our investments. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We have not yet identified any portfolio company investments.

We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by our investment adviser and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

Our portfolio may be concentrated initially in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt securities.

We may initially invest the net proceeds of this offering in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

Investment in small and middle market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us; and

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We will invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will be required to rely on the ability of the members of Marathon Asset Management’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could affect our investment returns.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in debt securities issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our incentive fee may induce Marathon Asset Management to make speculative investments.

The incentive fee payable by us to Marathon Asset Management may create an incentive for Marathon Asset Management to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our investment adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Our investments in foreign debt securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks relating to this offering

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Our charter and bylaws will contain provisions, such as a staggered board, that could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws will contain certain provisions that may make it less likely that our management would be changed, or someone would acquire voting control over us, without the consent of our board of directors. These provisions may delay, deter or prevent tender offers or takeover attempts that our stockholders may believe are in their best interests, including tender offers or takeover attempts that might allow our stockholders to receive a premium over the market price of our common stock.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of Marathon Asset Management’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of investment companies frequently trade at a discount from net asset value. This characteristic of investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon consummation of this offering, we will have                       shares of common stock outstanding (or                      shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Forward-looking statements

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Discussion of management’s expected operating plans

Overview

Marathon Capital was incorporated under the Maryland General Corporation Law in April 2004. We have elected to be regulated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will provide us with the capital resources necessary to commence our investment operations.

Revenues

We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains, if any, on warrants or other equity interests that we may acquire in portfolio companies. We expect our investments to be in the form of senior and subordinated loans, leases and debt-like instruments. Such loans are expected to have terms of 1 to 30 years, with a large majority having terms of 10 years, and can bear interest at a fixed or floating rate. Interest on our investments will be payable generally monthly, quarterly or semi-annually, which may pay principal according to an amortization schedule or at its maturity. In some cases, we may defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination and other fees associated with originating loans, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized in accordance with U.S. Generally Accepted Accounting Principles or GAAP.

Expenses

Our primary operating expenses will include the payment of investment management fees and overhead expenses, including our allocable portion of overhead under the Administration Agreement. Our investment management fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See “Management—Investment advisory and management agreement,” and “—Administration agreement.”

In addition, we will be responsible for paying for all of the other costs and expenses associated with our operations, including those relating to:

•	our organization and this offering;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	expenses incurred by Marathon Asset Management payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

•	interest payable on debt incurred to finance our investments;

•	offerings of our common stock and other securities;

•	fees payable to third parties, including agents, consultants or other advisors, relating to or associated with, evaluating and making investments;

•	transfer agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent directors’ fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including auditor and legal costs; and

•	all other expenses incurred by us or Marathon Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Financial condition, liquidity and capital resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We expect to use this practice, which is known as “leverage,” to attempt to increase our returns, but it involves significant additional risk. See “Risk Factors – Risks Relating To Our Business And Structure – If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.”

Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $        million and no indebtedness. This amount does not take into account the exercise of the overallotment option. See “Use of proceeds.”

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Dividend policy

In order to obtain RIC tax treatment, we must, among other requirements, distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. We intend to pay dividends on a quarterly basis. In addition, we intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions.

Contractual obligations

We will enter into three contracts under which we have material future commitments, the investment advisory and management agreement, pursuant to which Marathon Asset Management will agree to serve as our investment adviser; the administration agreement, pursuant to which Marathon Administration will agree to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and to provide on our behalf managerial assistance to our portfolio companies; and a license agreement with Marathon Asset Management, pursuant to which Marathon Asset Management will agree to grant us a non-exclusive, royalty-free license to use the name “Marathon.”

•	Payments under the investment advisory and management agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on Marathon Capital’s performance.

•	Payments under the administration agreement will be equal to an amount based upon our allocable portion of Marathon Administration’s overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs.

Each of these contracts may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. Further, although our chief compliance officer and chief financial officer will have certain primary duties and responsibilities to Marathon Capital, they may also perform duties for Marathon. See “Management—Investment advisory and management agreement,” “—Administration agreement” and “—License agreement.”

Use of proceeds

We estimate that the net proceeds we will receive from the sale of         shares of our common stock in this offering will be approximately $           million (or approximately $           million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $            per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $           payable by us.

We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within one year, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Dividends

We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

In order to obtain RIC tax treatment, we must, among other requirements, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such an event, the consequences of our retention of net capital gains are as described under “Material U.S. federal income tax considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend reinvestment plan.”

Capitalization

The following table sets forth (1) our actual capitalization at         , 2004 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $            per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with “Use of proceeds” and our balance sheet included elsewhere in this prospectus.

As of , 2004
	Actual	As Adjusted (1)
(Amounts in thousands)
Assets:
Cash	$	$

Total assets	$	$

Stockholders’ equity:
Common stock, par value $0.001 per share; common shares authorized, common shares outstanding, actual common shares outstanding, as adjusted	$	$
Capital in excess of par value

Total stockholders’ equity	$	$

(1)	Does not include the underwriters’ over-allotment option of shares.

BUSINESS

Marathon Capital Finance Corporation

Marathon Capital Finance Corporation is a newly organized, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation from primarily investing in debt and debt-like instruments. We will seek to achieve our investment objective by providing customized financing solutions to small and middle market companies.

Marathon Capital intends to provide loans and leases to small and medium sized businesses, which we define as companies with revenues of up to $1 billion. Our primary focus will be to generate stable and sustainable cash flows through investments in senior and subordinated loans, leases and debt-like instruments including, but not limited to, convertible bonds, preferred stock, asset-backed securities and other hybrid securities. Through careful portfolio selection and diversification, we believe that we can provide quality earnings and reduce the volatility of results typically associated with large credit exposures. We believe that the size and growth characteristics of the small and middle market segment of the U.S. economy offers an attractive investment environment.

We plan to provide a range of financing to small and medium size businesses across a wide range of industries, including, but not limited to: manufacturing, retailing, transportation, aerospace, construction, technology, communication, and various service-related industries. We expect to make loan and lease investments of up to $20 million each, although the size of these investments may vary proportionately with the size of our capital base. Consistent with our investment adviser’s historic fixed income credit experience, we expect that the majority of our assets will be comprised of senior and subordinated cash flow loans, full payout leases, asset-based loans and mezzanine loans. In the case of full payout leases, Marathon Asset Management will typically structure such investments to provide additional upside potential through the retention of a residual interest in any remaining equipment value at the end of the lease term. For a description of the characteristics of these investment instruments, see “Business—Investment Structure.” These loans and leases may include equity interests such as options or warrants that are received as a result of our lending activities

We may invest up to 30% of our portfolio in special situations and opportunistic investments with the intent of generating enhanced returns to our shareholders. Such special situations and opportunistic investments may include, among other things, bank debt, high yield debt and convertible debt. In addition, we may invest in asset-backed securities, mortgage backed securities, real estate, distressed debt, leases and other investments.

We anticipate our investments will be originated and sourced through our access to Marathon Asset Management’s existing investment origination channels. Marathon Asset Management and its employees have relationships with investment banks, management consultants, commercial banks, finance companies, private equity funds, equipment vendors, leasing companies and numerous other financial intermediaries. Financial institutions have sought, and may continue to seek, to partner with Marathon Asset Management to assist them in structuring attractive financing alternatives for their clients or to manage their own risk positions. In addition, we expect to explore the origination and sourcing of investments through other origination channels.

About Marathon Asset Management

Marathon Asset Management, L.L.C., our investment adviser, is one of the premier fixed income investment managers with a core competency in credit-sensitive, fixed income investing. Since its inception in 1998, Marathon Asset Management has been led by Bruce J. Richards and Louis T. Hanover, its co-founders. Marathon Asset Management is a recognized leader in fixed income investing and currently manages approximately $3 billion in capital and approximately $7 billion in assets. Marathon Asset Management currently has 51 employees, 37 of whom are investment professionals. The Marathon Asset Management team, driven by its extensive credit research, seeks to provide investors with attractive returns while minimizing the risk of capital loss throughout economic cycles.

Marathon Asset Management believes that its active participation and strong reputation in the debt markets will enable it to attract a valuable flow of information and investment opportunities for us. Marathon Asset

Management’s relationships with investment banks, management consultants, commercial banks, finance companies, private equity funds, equipment vendors, leasing companies and numerous other financial intermediaries should provide a steady stream of debt and lease investment opportunities for us.

Marathon Asset Management is an investment adviser registered with the SEC, an investment adviser registered with the U.K. Financial Services Authority, and a Commodity Pool Operator and a Commodity Trading Advisor registered with the U.S. Commodity Futures Trading Commission and National Futures Association. Marathon Asset Management has traditionally focused on investing in fixed income securities taking an opportunistic approach to identify value that exists in the debt and debt-like markets.

Market opportunity

We plan to focus on investing in small and middle market businesses with annual revenues below $1 billion because we believe that this segment of the U.S. economy offers a substantial number of investment opportunities, has good growth characteristics and is generally underserved by traditional lenders.

•	Marathon Capital believes that the market for lending to small and middle market companies is increasingly underserved by traditional financing sources. Potential sources of financing for small and medium sized businesses have been reduced over the years due to the consolidation of U.S. financial services companies. For example, between 1990 and September 2003, the broad-based consolidation in the U.S. financial services industry reduced the number of FDIC-insured financial institutions from approximately 15,000 to 9,000. We believe that these larger, consolidated financial service companies favor lending to large companies and committing their capital to large capital market transactions. As a result of these factors, we believe small and middle market companies are underserved by financing sources.

•	We also believe that commercial lenders have adopted a more risk-averse approach to lending that has resulted in tightened credit standards. We believe commercial lenders have continued to tighten lending standards in recent years. According to an April 2003 study by the Board of Governors of the Federal Reserve System, the number of banks tightening lending standards for commercial and industrial loans has exceeded the number of banks easing lending standards every quarter since September 30, 1998. We believe this trend has further reduced the financial options and the amount of capital available to small and middle-market companies from traditional commercial lenders because these companies have traditionally had difficulty meeting these tighter credit standards.

•	At the same time, we believe that small and middle market companies have faced increasing difficulty in raising debt through the capital markets. While many middle market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $135 million in 1997 to almost $185 million in 2003 and, in 2003, fewer than 7% of the high-yield issues raised less than $100 million.

Competitive advantages

We believe that we have the following competitive advantages over other capital providers to small and middle market companies:

Management expertise

Bruce J. Richards and Louis T. Hanover, the co-founders and managing members of Marathon Asset Management have been involved in all aspects of Marathon Asset Management’s investment activities, including serving as members of its investment committee. Messrs. Richards and Hanover will have principal management responsibility for Marathon Capital.

We will have access to the resources and expertise of Marathon Asset Management’s investment professionals, who possess a broad, range of transactional, financial, managerial and investment skills, and will be supported by

Marathon Asset Management’s infrastructure. Marathon Asset Management has 51 employees, 37 of whom are investment professionals. Each Marathon Asset Management investment professional has an average of approximately 10 years of experience. In addition, we expect that Marathon Asset Management will hire additional investment professionals.

As a result of the Marathon Asset Management investment professionals’ extensive fixed income investment experience, we believe that Marathon Asset Management and its senior members have developed a strong reputation in the capital markets. We believe that this experience, investing in debt and debt-like instruments and managing investments in companies, will afford Marathon Capital a competitive advantage in identifying and investing in small and middle market companies.

Transaction sourcing through the Marathon Asset Management investment professionals

We will source various transaction opportunities through the employees of Marathon Asset Management who are primarily responsible for Marathon Capital. In addition, we expect that we will also source transaction opportunities through other Marathon Asset Management investment professionals who currently handle investment and financing opportunities for other investment vehicles managed by Marathon Asset Management. These professionals have established relationships with investment banks, management consultants, commercial banks, finance companies, private equity funds, equipment vendors, leasing companies and numerous other financial intermediaries. We believe that Marathon Asset Management’s reputation in the financial markets will enable us to attract investments to Marathon Capital with favorable risk/reward characteristics. As a result of the extensive investment and capital market experience of Marathon Asset Management’s investment professionals, we believe that Marathon Capital will have a competitive advantages in sourcing and structuring investments in targeted portfolio companies.

Disciplined investment philosophy with a focus on preservation of capital

To minimize the risks of our investments, we plan to take a bottom-up credit approach to underwriting transactions with the first consideration being preservation of capital. We believe that preservation of capital is achieved through a combination of credit analysis, portfolio diversification and active risk management. Marathon Capital intends to employ a defensive approach by emphasizing risk controls through:

•	undertaking comprehensive credit analysis;

•	careful portfolio construction with an emphasis on diversification;

•	regular monitoring of our portfolio companies and the industries in which they operate in; and

•	active portfolio management with the purpose of managing both positive and negative credit events.

Broad-based knowledge over a wide variety of industries

We intend to construct a portfolio by opportunistically investing over a wide range of industries. Marathon Asset Management’s investment professionals historically have managed diverse portfolios and have strategically taken advantage of opportunities presented by various industry sectors. As of December 31, 2003, Marathon Asset Management held approximately 1,200 separate investments through its affiliated funds. In the process of acquiring these investments, the Marathon Asset Management investment professionals have developed long-term relationships with management teams, research analysts and management consultants in these industries. We believe that the broad-based experience that Marathon Asset Management’s investment professionals have developed over the last two decades coupled with Marathon Asset Management’s proprietary research capabilities should enable us to identify attractive investment opportunities through various economic cycles.

Flexible transaction structuring

We will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we will have more flexibility in selecting and structuring investments. We plan to offer customized and highly structured loans that are designed to meet the individual needs of each borrower. We believe this flexible and customer service-based style of lending will meet the needs of companies in our target market and will produce investments that offer attractive risk adjusted returns on capital. We believe an opportunity exists in the market for business development companies such as Marathon Capital to provide flexible forms of financing that are not typically offered by the traditional banking industry. This flexibility should enable Marathon Asset Management’s investment professionals to identify investments with favorable dynamics as well as position Marathon Capital to take advantage of opportunities caused by dislocations in the financial markets.

Marathon Relationships

Through our investment adviser, we expect to have access to Marathon’s various debt investment origination channels and debt investment management, portfolio construction and trading expertise. These origination channels have historically generated debt investment opportunities which we believe may be attractive to us. Some of these origination channels are:

•	Finance Companies and Investment and Commercial Banks – Marathon has relationships with many finance companies, investment and commercial banks from whom they regularly originate debt investments and obtain critical market information to factor into their investment decisions. These institutions frequently seek to partner with Marathon to assist in structuring attractive financing alternatives for their clients or to manage their own risk positions.

•	Product Manufacturers, Vendors, Resellers and Leasing Consultants – Marathon and its employees have relationships with multiple transaction sources from whom they have originated loan and lease investment opportunities. These sources represent a broad range of products and service a wide range of industries. Marathon maintains an ongoing dialogue with these manufacturers, vendors and their intermediaries to assist them in growing their customer base and driving their incremental sales by offering financing to their customers.

•	Small and Middle Market Private Equity Funds – Marathon has relationships with various small and middle market private equity funds who frequently work with Marathon Asset Management to structure mezzanine and senior loan financing to assist with company acquisitions, recapitalizations, or refinancings.

Marathon’s active participation and strong reputation in the debt and debt-like markets enables it to attract a valuable flow of information and investment opportunities. We believe that Marathon Asset Management’s relationships with other financial intermediaries will provide a steady stream of debt investment opportunities for Marathon’s consideration.

Longer investment horizon with attractive publicly-traded model

Unlike private equity and venture capital funds, Marathon Capital will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that these funds, together with any capital gains on such investment, can only be invested once and must be returned to investors after a pre-agreed period. We believe that the ability of Marathon Capital to make investments without the capital return requirements of traditional private investment vehicles may provide us with the opportunity to generate greater returns on invested capital by being able to invest in less liquid, longer term investments. In addition, our perpetual corporate existence will enable us to be a better long-term partner for our portfolio companies than a traditional private equity or venture capital fund, which typically has a limited life.

Operating and regulatory structure

Our investment activities will be managed by Marathon Asset Management and supervised by our board of directors, a majority of whom will be independent of Marathon and its affiliates. Marathon Asset Management is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory and management agreement, we will agree to pay Marathon Asset Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Management—Investment advisory and management agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we are required to invest at least 70% of our total assets primarily in securities of private or thinly traded

U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. We expect to borrow funds in order to make investments. We expect to use this practice, which is known as “leverage,” to attempt to increase our returns, but it involves significant additional risk. See “Risk Factors – Risks Relating To Our Business And Structure – If we issue senior securities, including debt, we will be exposed to additional risks, including the typical risks associated with leverage.” We may also securitize our loans and reinvest the proceeds in other investments. We intend to elect to be regulated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the “Code.” See “Material U.S. Federal income tax considerations.”

Investments

Marathon Capital will seek to create a diversified portfolio that will include loans and leases to small and middle market companies that range up to $20 million each, although the size of our investments may vary proportionately with the size of our capital base. Marathon Asset Management has made investments in every Moody’s defined industry classification. Such industry classifications are as follows:

•	Aerospace and Defense	•	Ecological	•	Mining, Steel, Iron and Non-Precious Metals
•	Automobile	•	Electronics	•	Oil and Gas
•	Banking	•	Finance	•	Personal, Food and Miscellaneous Services
•	Beverage, Food and Tobacco	•	Farming and Agriculture	•	Printing and Publishing
•	Buildings and Real Estate	•	Grocery	•	Cargo Transport
•	Chemicals, Plastics and Rubber	•	Healthcare, Education and Childcare	•	Retail Store
•	Containers, Packaging and Glass	•	Home and Office Furnishings, Housewares and Durable Consumer Products	•	Telecommunications
•	Personal and Non-Durable Consumer Products (Manufacturing Only)	•	Hotels, Motels, Inns and Gaming	•	Textiles and Leather
•	Diversified/ Conglomerate Manufacturing	•	Insurance	•	Personal Transportation
•	Diversified/ Conglomerate Service	•	Leisure, Amusement, Motion Pictures, Entertainment	•	Utilities
•	Diversified Natural Resources, Precious Metals and Minerals	•	Machinery (Non-Agriculture, Non-Construction and Non-Electronic)	•	Broadcasting and Entertainment

We intend to make investments in a broad range of these industries. We expect that a majority of our assets will be comprised of senior and subordinated cash flow loans, full payout leases, asset-based loans and mezzanine loans. These loans and leases may include equity interests such as options or warrants.

We may invest up to 30% of our portfolio in special situations and opportunistic investments with the intent of generating enhanced returns to our shareholders. Such special situations and opportunistic investments may include investments in various parts of the capital structure of companies including, but not limited to, bank debt, high yield debt, convertible debt, asset backed securities, mortgage backed securities, real estate, distressed debt, debtor in possession financing leases and other investments that will not be considered qualifying assets under the 1940 Act. We expect that these investments will be below investment grade. We also may invest in debt securities of companies located outside of the United States so long as such investments do not comprise more than five percent (5%) of the portfolio.

In an effort to increase our returns and the number of loans that we can make, we may in the future seek to securitize our loans. To securitize loans, we would create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment-grade loan pools. We may use the proceeds of such sales to pay down bank debt or to fund additional investments.

We may invest in portfolio companies in which Marathon has an existing interest. In addition, we intend to apply to the SEC for exemptive relief to permit us to co-invest with Marathon. Although the SEC has granted similar relief in the past, we cannot be certain that our application for such relief will be granted.

Investment philosophy

Marathon Capital intends to use a similar investment philosophy to that of Marathon in its investment funds and will commit resources to managing downside exposure.

To minimize the risks of our investments, we plan to take a bottom-up credit approach to underwriting transactions with the first consideration being preservation of capital. We believe that preservation of capital is achieved through a combination of credit analysis, portfolio diversification and active risk management. Marathon Capital intends to employ a defensive approach by emphasizing risk controls through:

•	undertaking comprehensive credit analysis,

•	careful portfolio construction with an emphasis on diversification,

•	maintaining on-going monitoring of credits and industries by individual analysts, and

•	active portfolio management with the objective of managing both positive and negative credit events.

In addition, Marathon Capital intends to use a loan rating software developed by a nationally recognized rating agency. It is our belief that consistent investment decisions based on objective factors will help mitigate credit risk by maintaining the integrity of the credit review process. Our objective is to reduce our credit risk by tightly structuring covenant packages that enable early intervention when covenants are breached and by targeting portfolio companies with:

•	defensible market positions reflected by high margins;

•	sound historical financial performance;

•	stable supply/demand characteristics for both the company and its industry; and

•	experienced management teams.

In certain cases it is our intention to secure our investment with corporate assets such as receivables, inventory, equipment and real estate in order to provide additional credit protection. We will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to use our access to information generated by Marathon Asset Management’s investment professionals to identify investment opportunities.

Investment process

Our investment adviser will conduct due diligence with a thorough bottom up credit review of each potential portfolio company. Our underwriting process for illiquid investments will typically be as follows.

•	A senior investment officer of Marathon Asset Management identifies an opportunity to pursue and drafts and circulates a memorandum to Marathon Asset Management’s Managing Director – Head of Loans and Lease Origination summarizing strengths and weaknesses.

•	After preliminary approval to proceed, the senior investment officer prepares an investment summary of the transaction, overview of the company and industry, financial statements, management and private equity sponsor, if any, investment rationale, investment issues and/or syndication strategy, if appropriate.

•	The deal team then prepares a proposal letter which is subject to due diligence.

•	Areas of due diligence include:

•	meetings with management;

•	further analysis of financial statements;

•	third-party research on management backgrounds;

•	industry consultant reports, where appropriate;

•	customer and vendor checks; and

•	additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

•	The senior investment officer recommending the investment will prepare an investment memorandum for Marathon Asset Management’s Capital Commitment Committee, which is comprised of members of the senior management team of Marathon Asset Management.

•	Marathon Asset Management’s Capital Commitment Committee will approve the terms of our commitment, subject to legal documentation.

For liquid investments, our underwriting process will typically include a review of the company and the company’s industry, a review of the company’s financial statements, calculation and analysis of the company’s financial ratios, and the utilization of external research tools to verify certain information about the company. Our chief compliance officer will then prepare a memorandum discussing the investment and submit it to one of the senior investment officers of our investment adviser. Such senior investment officer will have the discretion to approve or reject such proposed investment.

Investment structure

Senior cash flow loans

We anticipate making loans to companies that in our estimation either have the ability to generate sufficient cash flow to repay the loan or can repay the loan by refinancing as a result of its maintenance or increase in the company’s enterprise value. While we define these as cash flow loans, they will be secured by a senior lien on either all or a part of the company’s assets.

Since these loans are not based upon the liquidated collateral value of the company’s assets, as is the case of asset-based loans, we typically look for companies with the following characteristics:

•	business viability through a range of economic scenarios;

•	management experience;

•	track record of the private equity fund sponsor;

•	track record and flexibility of the company;

•	market leadership or defensible niche;

•	positive cash flow and fixed charge coverage;

•	adequate corporate financing alternatives;

•	leverage and liquidity appropriate to future business requirements; and

•	detailed, credible business plans and financial projections.

Companies who borrow under our senior cash flow loans will typically be required to adhere to tightly structured covenant packages. These covenant packages may require that the companies maintain certain levels of earnings as well as compliance with certain leverage ratios. In addition, we may place restrictions on companies that may limit their ability to engage in off-balance sheet financing structures, enter into lease transactions, and pay dividends. We believe that these covenants and restrictions are a basic tenant of Marathon Capital’s risk management discipline.

Senior asset-based loans

We anticipate making loans to companies that in our estimation have sufficient accounts receivable, equipment, real estate or inventory to repay the loan. These loans will be secured by a senior lien on all or a part of the company’s assets underlying the loan.

To establish the amount that we will lend against specified assets, we typically will perform the following analysis for each respective asset category listed below:

•	Receivables: analysis of the company’s obligors, the company’s historic loss rate on receivables and the company’s historic dilution (discounts or returns on merchandise);

•	Inventory: appraisal of the asset value by a third-party and analysis of the liquidation value;

•	Real Estate: appraisal of the asset value by a third-party and analysis of the liquidation value; and

•	Equipment: appraisal of the asset value by a third-party and analysis of the liquidation value.

For real estate and equipment, we analyze the anticipated amount of time it would take to liquidate the assets less any costs associated with marketing, refurbishing or repositioning those assets. Eligible accounts receivable typically include receivables from completed sales, whereas items like older receivables (over 90 days from invoice) and foreign receivables are usually considered ineligible. Eligible inventory typically includes all finished goods and marketable raw materials, and usually excludes work-in-progress, slow moving or obsolete inventory, or inventory on consignment with customers.

Unlike a cash flow loan, the borrowing capacity for an asset-based loan is based on the quality of the assets securing the loan. Generally, the current assets of accounts receivable and inventory serve as the borrowing base for a revolving credit facility that can be drawn down and repaid. This structure can accelerate a company’s cash flow by allowing it to borrow against the future value of its current assets that are expected to become cash in the near term and in turn using the borrowed funds to finance working capital.

Full payout leases

We anticipate either acquiring various types of equipment currently under lease or acquiring various types of equipment to lease such equipment to various portfolio companies pursuant to full payout leases. Full payout leases are typically defined as leases whereby the present value of the rents, using the lessee’s incremental borrowing rate, is 100% or more of the fair market value of the equipment or the combination where the present value of the rents plus third party residual guarantees provided to us as lessor is 100% or more of the fair market value of the equipment. We do not anticipate making residual investments in equipment. In addition we intend to purchase only equipment for which a lease exists or for which a lease will be entered into at the time of the purchase.

It is likely that the majority of our leasing investments may be in the form of “leases intended for security” and secured loan transactions with equipment as the collateral. Therefore, in the majority of cases Marathon Capital as lessor would not be considered the owner of the equipment for tax purposes, and therefore would not be entitled to cost recovery deductions allocable to the equipment. A “lease intended for security” or finance lease may be nominally structured as a lease, but is analogous to an installment sale contract or loan agreement, and is treated as a loan for tax purposes, with the “lessor” as lender and the “lessee” as the borrower. In a secured loan agreement, we would be the lender and the user of the equipment would be the portfolio company. See “Material U.S. federal income tax considerations – Elections to be taxed as a RIC.”

In the case of either a finance lease or secured loan, we will have a security interest in the equipment financed in the transaction, as well as receivables and proceeds under any lease or rental agreement relating to the equipment or other assets. Our security interest may be a senior lien on the financed assets, providing us with the right, on any default under the financing arrangement, to foreclose on the assets that are collateral, and to take possession and or sell the assets in order to satisfy the borrower’s obligation. We may also provide financing as a junior or subordinate lender under appropriate circumstances. In such cases, our ability to enforce our rights against the collateral would be subject to the priority of any senior lender’s rights.

We intend to acquire various types of new and used equipment subject to leases. We anticipate having a diverse portfolio of lessees who are engaged in a wide variety of industries. Possible types of equipment include but are not limited to low technology equipment such as material handling equipment, manufacturing equipment, mining equipment, and transportation equipment and more technology-dependent equipment such as certain types of communications equipment, computer equipment, medical equipment, manufacturing equipment and office equipment.

Typical initial lease terms will vary based on the type of equipment and the credit quality of the portfolio company. We anticipate typical lease terms ranging from 36 months to 84 months. We anticipate that the typical lease investment will amortize over the term with rental payments made in equal monthly installments. When possible these leases are structured to mature or have substantial amortization prior to other debt at the portfolio company. Some leases may contain balloon payments or have rental payments that adjust monthly based on prevailing interest rates.

We anticipate seeking lease investments with initial lease terms during which a lessee may not cancel the lease or otherwise avoid the lease obligation. However, in some circumstances we may allow early termination of a lease provided that the termination penalties equal at least our net investment in the equipment. Our leases will generally be “net leases,” which provide that the lessee must bear the risk of loss of the equipment, provide adequate insurance, pay taxes on the equipment, maintain the equipment and indemnify us against any liability that may arise from any act or omission by the lessee or its agents. In some leases we may be responsible for certain of these obligations, such as certain insurance and maintenance expenses, but generally only during a period when the equipment is not under lease.

In addition to earning a rate of return based on contractual lease payments we also may earn additional compensation through participation in the appreciation of the equipment. While the leases are structured as full payout leases, in certain instances we may retain ownership of the equipment at lease end. At that point we may earn additional income by releasing the equipment either to the originator or new lessee or by selling the equipment. As additional consideration for providing lease financing we may require the granting of warrants, options or other rights to purchase equity securities of the lessee or portfolio company, or the opportunity to purchase such equity securities outright.

Mezzanine lending and other investments

We also plan to make subordinate investments commonly referred to as mezzanine loans to companies that also have outstanding senior loans. We may also make mezzanine loans that may be either defined as subordinated cash flow loans or subordinated asset based loans. Mezzanine loans are subordinate to the company’s other debt and have a lower priority in the capital structure. When we make a mezzanine loan, we may enter into an intercreditor agreement with the senior lenders of the company. These agreements may limit our ability to exercise some of the rights and remedies to which we are entitled under the terms of our loan agreements.

Given the added risk factors associated with these subordinated investments, we typically require higher returns. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally will require only a nominal cost to exercise, and thus, as a company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity interests, which may include demand and piggyback registration rights. We will seek to achieve additional investment return from the appreciation and sale of our warrants. From time to time we might make other investments in companies including but not limited to the purchase of preferred or common equity

Managerial assistance

As a business development company, we will offer to provide managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Marathon Administration will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing relationships with portfolio companies

Investment monitoring and risk management

The senior analyst of Marathon Asset Management who worked on the underwriting process will maintain the credit monitoring process and it will be reviewed by our Chief Compliance Officer and Chief Financial Officer. Individual investment performance will be benchmarked against the initial investment hypothesis giving consideration to new financial information, market news or other events. As part of an overall risk management strategy, Marathon Asset Management intends to maintain and monitor a “Credit Watch List.” This list will be compiled through various information gathering techniques which include, but are not limited to:

•	independent research and third-party reports;

•	security prices of comparable public companies;

•	company news and statements;

•	follow-up visits and meetings with management and financial sponsors; and

•	general market information.

Marathon Asset Management also intends to use inputs from the “CreditWatch List” to model and forecast the impact of specific credit events on our investment portfolio and plans to incorporate these anticipated changes into its decision making process. We believe that active portfolio management is an effective tool in enhancing portfolio yields. We anticipate using the following surveillance and review process.

Ongoing Surveillance

•	Monthly financial statements, updated projections, and covenant compliance calculations are reviewed. We plan to meet with management, or participate in conference calls and follow industry developments with Marathon Asset Management’s analysts.

•	Trend analysis relative to key financial objectives is regularly maintained.

Weekly Review

•	Material developments in the loan portfolio are reviewed during weekly meetings.

•	Portfolio developments are tracked with portfolio covenant compliance reports.

Monthly Review

•	Investments that have been put on Marathon Asset Management’s “CreditWatch List” will be reviewed by Marathon Asset Management’s senior management team on a monthly basis.

•	Monthly review of recent performance, current account strategy, and anticipated timing of a positive or negative resolution with respect to our investments.

Quarterly Report

•	Formal quarterly reports are submitted on all portfolio accounts and discussed with our senior management.

•	Quarterly financial results are input into a credit-scoring model developed by a nationally recognized credit rating agency which rates the obligors on their probabilities of default.

The risk rating for individual credits will be based on the output from the rating agencies statistical database. We believe that through the use of this model, small and middle market credit risk can be quantified in a consistent framework to efficiently anticipate, and avoid, credit losses. Credit grades will be changed either positively or negatively depending on the collateral supporting the investment and the seniority of the investment in the portfolio company’s capital structure. We will use a 1 to 5 investment rating system based on the probability of loss.

INVESTMENT RATING	PROBABILITY OF LOSS
1	Obligations are of very high quality and subject to very low risk of loss.
2	Obligations of high quality and subject to low risk of loss.
3	Obligations are subject to moderate credit risk and subject to moderate risk of loss.
4	Obligations are subject to high credit risk and subject to a high risk of loss.
5	Obligations are in or near default and some loss of principal is expected.

Marathon Asset Management will monitor and, at least on a quarterly basis, review the investment ratings assigned to each investment in our portfolio.

Valuation Process

The following is a description of the steps we intend to take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available by reliable independent third party sources will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below.

•	In conjunction with our quarterly report on all portfolio accounts, the investment will be initially valued by the underwriting team responsible for the investment in conjunction with our Chief Financial Officer.

•	Preliminary valuation conclusions will then be documented and discussed with our senior management along with the formal quarterly report.

•	An independent valuation firm engaged by our board of directors will review these preliminary valuations.

•	The audit committee of our board of directors will comment on the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation based upon those comments.

•	The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee.

Competition

A number of entities will compete with us to make the types of investments that we plan to make in small and middle market companies. We will compete with public and private funds, commercial and investment banks, other business development companies and commercial financing companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Staffing

We do not currently have any employees. Promptly after the completion of the offering, we expect to hire a dedicated Controller that is an employee of Marathon Capital that will handle functions solely on behalf of Marathon Capital and report to the Chief Financial Officer of Marathon Capital. These officers will perform their respective functions under the terms of the administration agreement. Each of our executive officers described under “Management” is a senior officer of our investment adviser and an employee of Marathon Asset Management. Our investment adviser will manage our day-to-day investment operations. In the future, we expect that our investment adviser will hire additional investment professionals. See “Management—Investment advisory and management agreement.” In addition, we will reimburse Marathon Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. See “Management—Administration agreement.”

Properties

Our principal offices are located at 461 Fifth Avenue, 10th Floor, New York, NY 10017. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal proceedings

We and Marathon Asset Management are not currently subject to any material legal proceedings.

Management

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of six members, four of whom are not “interested persons” of Marathon Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

Board of directors

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

			Director	Expiration
Name	Age	Position	Since	of Term
Interested Directors
Bruce J. Richards	43	Chief Executive Officer,
		President and Chairman
Louis T. Hanover	38	Chief Investment Officer
Independent Directors

The address for each director is c/o Marathon Capital Finance Corporation, 461 Fifth Avenue, 10th Floor, New York, NY 10017.

Executive officers who are not directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Andrew Rabinowitz	33	Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer

The address for each executive officer is c/o Marathon Capital Finance Corporation, 461 Fifth Avenue, 10th Floor, New York, NY 10017.

BIOGRAPHICAL INFORMATION

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Interested directors

Bruce J. Richards is the President, and Co-Founder of Marathon Asset Management. Mr. Richards leads the firm and oversees risk on a global basis. Prior to forming Marathon Asset Management in 1998, Mr. Richards worked on Wall Street for 15 years, ten of which he was a Managing Director in charge of investments and risk management. At Smith Barney, which he joined in 1994, he was the Head of the Securitization Trading Department responsible for all principal activities for origination and trading of Residential Mortgages, CMO’s, MBS Derivatives, Asset-Backed Securities and Commercial Real Estate. Mr. Richards was also a Managing Director and head trader of the mortgage-backed and asset-backed securities trading division at Donaldson, Lufkin & Jenrette (“DLJ”) for six years. Prior to DLJ, Mr. Richards was a trader in the fixed income division at Shearson Lehman Hutton and Paine Webber. Mr. Richards received his B.A. in Economics, summa cum laude, from Tulane University in 1982 and is a member of Phi Beta Kappa.

Louis T. Hanover is the Co-Managing member and Co-Founder of Marathon Asset Management. As Chief Investment Officer of Marathon Asset Management, he oversees the firm’s investments and risk on a daily basis. Mr. Hanover is also the senior portfolio manager for Marathon Special Opportunity Fund. Mr. Hanover has had extensive trading experience and expertise as an arbitrageur and risk manager in the fixed income global markets. Prior to co-founding Marathon Asset Management in 1998, Mr. Hanover was a managing director at Smith Barney, where he was responsible for all trading and risk management in the global emerging markets debt trading division. He was also credited for assembling one of the most talented teams of traders, developing a number of comprehensive analytical systems, establishing strict risk management controls and designing operational procedures for his division. His other experiences include being a director of the global emerging markets debt and foreign exchange derivative trading division at Merrill Lynch and being one of the pioneers of warrants on a basket of Latin American equities at Nomura Securities International (1991), where he was responsible for equity derivatives in emerging and developed markets. Mr. Hanover was also one of the early US traders of European sovereign debt futures on First Chicago Capital Markets’ arbitrage desk. Prior to that Mr. Hanover was a floor trader at the Chicago Board of Trade. Mr. Hanover received his B.A. in Economic History and MBA from the University of Chicago in 1986 and 1989, respectively.

Executive Officers who are not directors

Andrew Rabinowitz is the Chief Financial Officer and Chief Compliance Officer at Marathon Asset Management, LLC. Mr. Rabinowitz joined Marathon directly from Schulte Roth & Zabel, LLP where he was a practicing lawyer in the corporate group specializing in hedge funds and asset management from 2000 to 2002. Previously, Mr. Rabinowitz was employed at Ernst & Young LLP, from 1993 to 2000 as a Manager focused on hedge funds, asset management companies and fortune 500 companies, which include banks and broker-dealers. He supervised and conducted audits and oversaw consulting engagements during his seven years at Ernst & Young. Mr. Rabinowitz holds his J.D. in Law from Fordham University School of Law and a B.B.A. in Accounting from Pace University, magna cum laude. Mr. Rabinowitz is a Certified Public Accountant in the States of New York and Maryland and is currently a member of the Bar in the State of New York and Washington, D.C.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

The members of the audit committee are Messrs.       ,       ,       and       , each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. Mr.       serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and corporate governance committee

The members of the nominating and corporate governance committee are Messrs.       ,       ,       and       , each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance regulations. Mr.       serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

COMPENSATION OF DIRECTORS

The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2004. No compensation will be paid to directors who are “interested persons.”

		Pension or	Total
	Aggregate	retirement benefits	compensation from
	compensation from	accrued as part of	Marathon Capital
Name	Marathon Capital (1)	our expenses (2)	paid to director
Independent directors
Interested directors
Bruce J. Richards	None	None	None
Louis T. Hanover	None	None	None
Officers
Andrew Rabinowitz	None	None	None

(1)	We are newly organized, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors’ compensation, see below.

(2)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(3)	For the fiscal year ending December 31, 2004, we estimate that the amount of such reimbursement will be approximately $ .

The independent directors will receive an annual fee of $ . They will also receive $ plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $ plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $ and each chairman of any other committee will receive an annual fee of $ for their additional services in these capacities. In addition, we will purchase directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

Investment advisory and management agreement

Management services

Marathon Asset Management will serve as our investment adviser. Marathon Asset Management is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment advisory and management services to, Marathon Capital. Under the terms of an investment advisory and management agreement, Marathon Asset Management will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

Marathon Asset Management’s services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

About Marathon Asset Management

Marathon Asset Management, L.L.C., our investment adviser, is one of the premier fixed income investment managers with a core competency in fixed income credit sensitive investing. Since its inception in 1998, Marathon Asset Management has been led by Bruce J. Richards and Louis T. Hanover, its co-founders. Marathon Asset Management is a recognized leader in fixed income investing, currently manages approximately $3 billion in capital and approximately $7 billion in assets. Marathon Asset Management currently has 51 employees, 37 of which are investment professionals. The Marathon Asset Management team, supported by its extensive credit research, seeks to provide investors with attractive returns while minimizing the risk of capital loss throughout economic cycles.

Marathon Asset Management believes that its active participation and strong reputation in the debt markets will enable it to attract a valuable flow of information and investment opportunities for us. Marathon Asset Management’s relationships with investment banks, management consultants, commercial banks, finance companies, private equity funds, equipment vendors, leasing companies and numerous other financial intermediaries should provide a steady stream of debt and lease investment opportunities for us.

Marathon Asset Management is an investment adviser registered with the SEC, an investment adviser registered with the U.K. Financial Services Authority, and a Commodity Pool Operator and a Commodity Trading Advisor registered with the Commodity Futures Trading Commission and National Futures Association. Marathon traditionally has traditionally focused on investing in fixed income securities taking an opportunistic approach to identify value that exists in debt and debt-like markets.

In addition to managing our investments, investment professionals of our investment adviser also manage or have managed the following other Marathon investment entities, none of which is currently soliciting new investors.

FUND NAME	INVESTMENT FOCUS	ESTABLISHED	PARTNER CAPITAL
Marathon Master Fund, Ltd	Emerging Market Debt	1998	$800M
Marathon Special Opportunity Master Fund, Ltd.	Distressed Debt & Special Situations	1999	$1.1B
Marathon Global Convertible Master Fund, Ltd.	Convertible Bond Arbitrage	2001	$700M
Marathon Structured Finance Fund	Structured Finance Transaction	2001	$325M

Management fee

Pursuant to the investment advisory and management agreement, we will pay Marathon Asset Management a fee for investment advisory and management services consisting of two components, a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 1.75% of our gross assets. However, for the first six months after completion of this offering, Marathon Asset Management intends to rebate to us a portion of the management fee payable by us under the investment advisory and management agreement because Marathon Asset Management does not believe it is appropriate to earn the full management fee before it is able to invest a significant portion of the net proceeds from this offering. The following table sets forth the amount that Marathon Asset Management intends to rebate to us and the effect on the management fee.

Management Fee and Rebate Schedule

							Month 7 and
	Month 1	Month 2	Month 3	Month 4	Month 5	Month 6	thereafter
Management fee	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
Rebate to us	1.50%	1.25%	1.00%	0.75%	0.50%	0.25%	0%

Net fee payable by us	0.25%	0.50%	0.75%	1.00%	1.25%	1.50%	1.75%

For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts, as follows: one part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We will pay Marathon Asset Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized);

•	and 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

We refer to the portion of the incentive fee payable on 100% of our pre-incentive fee net income, if any, that exceeds the hurdle rate but is less than 2.1875% as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income that does not exceed 2.1875% once the hurdle rate has been surpassed.

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004, will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

  Examples of Quarterly Incentive Fee Calculation (1)

  Example 1: Income Related Portion of Incentive Fee (*):

  Alternative 1

  Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(2) = 1.75%
Management fee(3) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%
Pre-incentive fee net investment income
     (investment income – (management fee + other expenses)) = 0.6125%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

  Alternative 2

  Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(2) = 1.75%
Management fee(3) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%
Pre-incentive fee net investment income
     (investment income – (management fee + other expenses)) = 2.0625%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an incentive fee payable by us to our investment adviser.

Incentive Fee	=	100 x “Catch-Up” + the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.1875%)

	=	(100% x (2.0625% - 1.75%)) + 0%

	=	100% x 0.3125%

	=	0.3125%

  Alternative 3

  Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(2) = 1.75%
Management fee(3) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%
Pre-incentive fee net investment income
      (investment income – (management fee + other expenses)) = 2.3625%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an incentive fee payable by us to our investment adviser.

Incentive Fee	=	100 x “Catch-Up” + the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.1875%)

	=	(100% x (2.1875% - 1.75%)) + (20% x (2.3625% - 2.1875%))

	=	(100% x 0.4375%) + (20% x 0.175%)

	=	0.4375% + 0.035%

	=	0.4725%

(1)	These examples do not take into account the rebate discussed above.

(2)	Represents 7.0% annualized hurdle rate.

(3)	Represents 1.75% annualized management fee.

(4)	Excludes organizational and offering expenses.

 Example 2: Capital Gains Portion of Incentive Fee (*):

  Assumptions

Year 1 = no net realized capital gains or losses
Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee	=	20% x (0)
	=	0
	=	no incentive fee

Year 2 incentive fee	=	20% x (6% – 1%)
	=	20% x 5%
	=	1%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Payment of our expenses

All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Marathon Asset Management. We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm);

expenses incurred by Marathon Asset Management payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, incurred to finance our investments; offerings of our common stock and other securities; investment advisory and management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or Marathon Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

Duration and termination

The investment advisory and management agreement was approved by our board of directors on    , 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory and management agreement will automatically terminate in the event of its assignment. The investment advisory and management agreement may be terminated by either party without penalty upon not more than 60 days written notice to the other or by vote of a majority of the outstanding votes securities of Marathon Capital. See “Risk factors—Risks relating to our business and structure—We are dependent upon Marathon Asset Management’s senior management and investment professionals for our future success.”

Indemnification

The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Marathon Asset Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Marathon Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Marathon Asset Management’s services under the investment advisory and management agreement or otherwise as an investment adviser of Marathon Capital.

Organization of the investment adviser

Marathon Asset Management is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Marathon Asset Management are 461 Fifth Avenue, 10th Floor, New York, NY 10017.

Board approval of the Investment Advisory and Management Agreement

Our board of directors determined at a meeting held on    , 2004, to approve the investment advisory and management agreement. In its consideration of the investment advisory and management agreement, the board of directors focused on information it had received relating to, among other things: [to be completed]

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment advisory and management fee rates were reasonable in relation to the services to be provided.

Investment Personnel

In addition to the individuals who serve as our executive officers as discussed above (see “Management— Directors” and “–Executive officers who are not directors”), senior investment personnel of Marathon Asset Management includes the following persons:

David Arzi is a Managing Director – Head of Loan and Lease Origination and senior portfolio manager at Marathon Asset Management dedicated to Marathon Structured Finance Fund. Mr. Arzi is responsible for the origination and purchase of whole loans, leases, securities and other structured products. Mr. Arzi has 17 years experience in sourcing, underwriting and structuring high yielding assets including corporate loans and leases, commercial real estate and consumer receivables. From 1999 to 2001, Mr. Arzi served as Chairman and CEO of Clarity Holding’s, a financial services company that owns and operates a National bank. From 1996 - 1999, Mr. Arzi was a Director and Manager of the Esoteric ABS Group within the Principal Transaction Group of Credit Suisse First Boston. Prior to joining Credit Suisse, Mr. Arzi was a senior vice president at Heller Financial where he started and ran the Sales Finance Group. Mr. Arzi holds a Bachelor of Arts degree from Brandeis University (1984) and a Masters Degree from Baruch College (1993).

Rich Ronzetti is the senior Managing Director and Global Head of research and special situations at Marathon Asset Management. Mr. Ronzetti is responsible for credit analysis across all Marathon funds and all credit analysts report to Mr. Ronzetti. He worked at Morgan Stanley and Drexel Burnham Lambert as an investment banker in the corporate finance department for six years before joining the Agnelli Group where he was the senior investment analyst responsible for private equity investments in Latin America as well as several other investments and restructurings in the United States. Mr. Ronzetti also has experience as a managing director and head of emerging market research at various Wall Street firms (Paine Webber and Smith Barney). Mr. Ronzetti holds a B.A. degree from Harvard University in Economics and Government (1982) and an MBA from Harvard Business School (1986).

Administration agreement

Pursuant to a separate administration agreement, Marathon Administration will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and potentially work with an external administrator that Marathon Asset Management intends to retain. Under the administration agreement, Marathon Administration also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records, which we are required to maintain, and preparing reports to our stockholders and reports filed with the SEC. In addition, Marathon Administration will likely work with external administrators to assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our internal and external allocable portion of Marathon Administration’s overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the administration agreement, Marathon Administration will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Either party may terminate the administration agreement without penalty upon 60 days written notice to the other party.

Indemnification

The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Marathon Administration and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Marathon Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Marathon Administration’s services under the administration agreement or otherwise as administrator for Marathon Capital.

License agreement

We will enter into a license agreement with Marathon Asset Management pursuant to which Marathon Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “Marathon.” Under this agreement, we will have a right to use the Marathon name, for so long as Marathon Asset Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Marathon” name. This license agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

Certain relationships

We will enter into an investment advisory and management agreement with Marathon Asset Management, in which our senior management and our chairman has ownership and financial interests. In addition, our executive officers and directors, and the executive officers and members of our investment adviser, Marathon Asset Management, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may participate in certain investments made by investment funds managed by advisers affiliated with Marathon Asset Management. However, our investment adviser and other members of Marathon intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest which could impact our investment returns.”

We will enter into a license agreement with Marathon Asset Management, pursuant to which Marathon Asset Management has agreed to grant us a non-exclusive, royalty-free license to use the name “Marathon.” In addition, pursuant to the terms of the administration agreement, Marathon Administration provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Marathon Asset Management, our investment adviser, is the sole member of and controls Marathon Administration.

We may invest in portfolio companies in which Marathon has an existing interest. In addition, we intend to apply to the SEC for exemptive relief to permit us to co-invest with Marathon. Although the SEC has granted similar relief in the past, we cannot be certain that our application for such relief will be granted or the types of conditions that will be placed on such relief.

Control persons and principal stockholders

Immediately prior to the completion of this offering, there will be        shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of common stock outstanding
		Immediately		Immediately
		prior to this		after this
		offering		offering (1)
		Shares		Shares
Name and address	Type of ownership	owned	Percentage	owned	Percentage
Marathon Asset Management, L.L.C.	Record and beneficial		%		%
All officers and directors as a group (— persons)(2)	Record and beneficial	None	%		%

*	Represents less than 1%.

(1)	Assumes issuance of shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(2)	The address for all officers and directors is c/o Marathon Capital Finance Corporation, 461 Fifth Avenue, 10th Floor, New York, NY 10017.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a “family of investment companies”, as that term is defined in the 1940 Act.

Dollar Range of Equity
Securities in Marathon
Name of Director	Capital(1)
Independent Directors
Interested Directors
Bruce J. Richards
Louis T. Hanover

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Determination of net asset value

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in concert with our senior credit officer.

•	Preliminary valuation conclusions will then be documented and discussed with our senior management.

•	An independent valuation firm engaged by our board of directors will review these preliminary valuations.

•	The audit committee of our board of directors will comment on the preliminary valuation and our investment adviser and independent valuation firm will respond and supplement the preliminary valuation based upon those comments.

•	The board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, independent valuation firm and audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Dividend reinvestment plan

We will adopt a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq National Market on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on The Nasdaq National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $        transaction fee plus a                   ¢ per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, NY, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at 1-888-777-0324.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

Material U.S. federal income tax considerations

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	or a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be taxed as a RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•	qualify as a RIC;

•	and satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31st in that calendar year and (3) any income realized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be regulated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent that such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of non-U.S. stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or other disposition of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Description of our capital stock

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital stock

Our authorized capital stock consists of 50,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We intend to apply to have our common stock quoted on The Nasdaq National Market. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Marathon Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on liability of directors and officers; indemnification and advance of expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland general corporation law and our charter and bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulation

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial assistance to portfolio companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is no more than 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Code of ethics

We and Marathon Asset Management will each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Proxy voting policies and procedures

SEC registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, Marathon Capital will invest in securities that do not generally entitle it to voting rights in its portfolio companies. When Marathon Capital does have voting rights, it will delegate the exercise of such rights to Marathon Asset Management. Marathon Asset Management’s proxy voting policies and procedures are summarized below:

[to be completed]

Co-Investments

We intend to apply to the SEC for exemptive relief to permit us to co-invest with Marathon. Although the SEC has granted similar relief in the past, we cannot be certain that our application for such relief will be granted or the types of conditions that will be placed on such relief.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to Marathon Capital or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Marathon Asset Management will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley act of 2002 and the Nasdaq national market corporate governance regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The Nasdaq National Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Shares eligible for future sale

Upon completion of this offering,                    shares of our common stock will be outstanding, based on the number of shares outstanding on                , 2004, assuming no exercise of the underwriters’ over-allotment option. Of these shares,                    shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

Custodian, transfer and dividend paying agent and registrar

Our securities are held under a custody agreement by                    . The address of the custodian is:                    . American Stock Transfer and Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer and Trust Company is 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200.

Brokerage allocation and other practices

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Marathon Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, Marathon Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Marathon Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

Underwriting

J.P. Morgan Securities, Inc. is the representative of the underwriters. Subject to the terms and conditions of the underwriting agreement, the underwriters named below, through their representative, have severally agreed to purchase from us the following respective number of common shares.

Number of
Underwriters	shares
J.P. Morgan Securities Inc.

Total

The underwriters must buy all of the common shares offered by us if they buy any shares. However, the underwriters are not required to take or pay for the shares covered by the underwriters’ over-allotment option described below.

The underwriting agreement provides that the obligations of the underwriters are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and the independent auditors.

We have granted the underwriters an option to buy up to an aggregate of    additional shares of our common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with this offering. The underwriters have 30 days from the date of this prospectus to exercise this option. If the underwriters exercise this option, they will each purchase additional shares approximately in proportion to the amounts specified in the table above.

Shares sold by the underwriters to the public will initially be offered at the initial offering price set forth on the cover of this prospectus. Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $     per share from the initial public offering price. Any of these securities dealers may resell any shares purchased from the underwriters to other brokers or dealers at a discount of up to $      per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representatives may change the offering price and the other selling terms. The underwriters have informed us that they do not expect discretionary sales to exceed 5% of the shares of common shares offered in this offering.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters. Such amounts are shown assuming both no exercise and full exercise of the underwriters’ over-allotment option to purchase additional shares.

	No exercise	Full exercise
Per share	$	$
Total	$	$

We estimate that the total expenses of the offering payable by us, not including underwriting discounts and commissions, will be approximately $                   .

We, our executive officers and directors, Marathon Asset Management and the partners and officers of Marathon Asset Management (and any entities through which such partners and officers may invest in our shares) have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we, Marathon Asset Management and each of these persons may not, without the prior written approval of J.P. Morgan Securities, Inc., offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise dispose of, directly or indirectly, any shares of common stock or securities convertible into or exercisable or exchangeable for our common stock. These restrictions will be in effect for a period of 180 days after the date of this prospectus.

We have agreed to indemnify the underwriters against some specified types of liabilities, including liabilities under the Securities Act, and to contribute to payments the underwriters may be required to make in respect of any of these liabilities.

We intend to apply to have our common stock approved for quotation on The Nasdaq National Market.

In connection with this offering, the underwriters may engage in activities that stabilize, maintain or otherwise affect the price of our common stock, including:

➢	stabilizing transactions;

➢	short sales;

➢	purchases to cover positions created by short sales;

➢	imposition of penalty bids; and

➢	syndicate covering transactions.

Stabilizing transactions consist of bids or purchases made for the purpose of preventing or retarding a decline in the market price of our common stock while this offering is in progress. These transactions may also include making short sales of our common stock, which involve the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered short sales,” which are short positions in an amount not greater than the underwriters’ over-allotment option referred to above, or may be “naked short sales,” which are short positions in excess of that amount.

The underwriters may close out any covered short position by either exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are sales made in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchased in this offering.

The underwriters also may impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

As a result of these activities, the price of our common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the underwriters at any time. The underwriters may carry out these transactions on The Nasdaq National Market or otherwise.

Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representative of the underwriters. The principal factors to be considered in determining the initial public offering price include:

•	the information set forth in this prospectus and otherwise available to the representative;

•	our prospects and the history and prospects for the industry in which we compete;

•	an assessment of our management;

•	our prospects for future earnings;

•	the general condition of the securities markets at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by the underwriters and us.

At our request, the underwriters have reserved up to            shares of our common stock being offered by this prospectus for sale, directly or indirectly, to our directors, employees and certain other related parties to Marathon Asset Management. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public.

Certain of the underwriters and their affiliates have provided in the past to Marathon and may provide from time to time certain commercial banking, financial advisory, investment banking and other services for Marathon and us for which they will be entitled to receive separate fees.

The underwriters and their affiliates may from time to time in the future engage in transactions with us and perform services for us, Marathon or our portfolio companies in the ordinary course of their business.

The principal business address of J.P.Morgan Securities Inc. is 277 Park Avenue, Floor 2, New York, NY 10172.

Legal matters

Certain legal matters regarding the securities offered by this prospectus will be passed upon for Marathon Capital by Sutherland Asbill & Brennan LLP, Washington, DC. Sutherland Asbill & Brennan LLP also represents Marathon Asset Management. Certain legal matters in connection with the offering will be passed upon for the underwriters by Shearman & Sterling LLP, New York, NY.

Available information

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PART C

Other information

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements

The following statements of Marathon Capital Finance Corporation (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

Statement of assets and liabilities, dated as of 2004*

* To be filed by amendment

(2)	Exhibits

(a)	Articles of Incorporation**

(b)	Bylaws*

(c)	Not Applicable*

(d)	Form of Stock Certificate*

(e)	Dividend Reinvestment Plan*

(f)	Not Applicable

(g)	Investment Advisory and Management Agreement between Registrant and Marathon Asset Management, LLC. *

(h)	Form of Underwriting Agreement*

(i)	Not Applicable

(j)	Custodian Agreement

(k)(1)	Administration Agreement between Registrant and Marathon Administration, LLC*

(k)(2)	Form of Transfer Agency and Service Agreement between Registrant and American Stock Transfer & Trust Company *

(k)(3)	License Agreement between the Registrant and Marathon Asset Management, LLC. *

(l)	Opinion and Consent of counsel for Registrant*

(m)	Not Applicable

(n)	Consent of independent accountants for Registrant*

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)	Code of Ethics*

*	To be filed by amendment.

**	Filed herewith.

ITEM 25. MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee		$25,340
The Nasdaq National Market Listing Fee	$	*
NASD filing fee		$30,500
Accounting fees and expenses	$	*	(1)
Legal fees and expenses	$	*	(1)
Printing and engraving	$	*	(1)
Miscellaneous fees and expenses	$	*	(1)
Total	$	*	(1)

*	To be provided by amendment.
(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by Marathon Capital Finance Corporation.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Immediately prior to this offering, Marathon Asset Management, LLC., a Delaware limited partnership, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, Marathon Asset Management’s share ownership is expected to represent less than 1% of the common stock outstanding.

An affiliate of Marathon Asset Management, LLC. is the general partner of, and may be deemed to control, the following entities:

Jurisdiction of
Name	Organization
Marathon Master Fund (1998)	Delaware
Marathon Special Opportunity Fund (1999)	Delaware
Marathon Global Convertible Fund (2001)	Delaware
Marathon Finance Fund (2002)	Delaware

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of Marathon Capital Finance Corporation’s common stock at    , 2004.

NUMBER OF
TITLE OF CLASS	RECORD HOLDERS
Common stock, $0.001 par value

ITEM 29. INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Marathon Asset Management, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Marathon Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Marathon Administration, LLC’s services under the Administration Agreement or otherwise as administrator for the Company.

The Underwriting Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-61792), and is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Marathon Capital Finance Corporation, 461 Fifth Avenue, 10th Floor, New York, NY 10017;

(2)	the Transfer Agent, American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10007;

(3)	the Custodian, and

(4)	the Adviser, Marathon Asset Management, LLC., 461 Fifth Avenue, 10th Floor, New York, NY 10017.

ITEM 32. MANAGEMENT SERVICES

Not Applicable.

ITEM 33. UNDERTAKINGS

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 16th day of April, 2004.

MARATHON CAPITAL FINANCE CORPORATION
By:	/s/ Bruce J. Richards
Bruce J. Richards
Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 16, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

SIGNATURE	TITLE
/s/ Bruce J. Richards Bruce J. Richards	Chairman, President and Chief Executive Officer (principal executive officer)

/s/ Andrew Rabinowitz Andrew Rabinowitz	Chief Financial Officer, Chief Compliance Officer, Secretary and Treasurer (principal financial and accounting officer)